Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements of RadNet, Inc.

On December 2, 2010, Radnet, Inc. ("RadNet") completed its acquisition of five imaging centers in Northern New Jersey and a 50% equity interest in a sixth center from Progressive Health, LLC and certain affiliates and related entities (“Progressive”). The following unaudited pro forma condensed consolidated financial statements of RadNet, Inc. ("RadNet") have been prepared to give effect to the completed acquisition, which was accounted for using the purchase method of accounting.

The unaudited pro forma condensed consolidated balance sheet of RadNet as of September 30, 2010, and the unaudited pro forma condensed consolidated statements of operations of RadNet for the nine months ended September, 2010 and the year ended December 31, 2009, are presented herein. The unaudited pro forma condensed consolidated balance sheet of RadNet was prepared using the historical balance sheets of RadNet and Progressive as of September 30, 2010. The unaudited pro forma condensed consolidated statements of operations were prepared using the historical statements of operations of RadNet and Progressive for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

The unaudited pro forma condensed consolidated balance sheet of RadNet gives effect to the acquisition of Progressive as if it had been completed on September 30, 2010, and consolidates the unaudited condensed balance sheet of RadNet and Progressive. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 give effect to the acquisition of Progressive as if it had occurred on January 1, 2009.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed consolidated financial statements, and the accompanying notes, are based upon the respective historical consolidated financial statements of RadNet and Progressive, and should be read in conjunction with RadNet’s historical financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operation" contained in RadNet’s Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the period ended September 30, 2010, as well as Progressive’s financial statements presented herein.

RADNET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
As of September 30 ,2010

			Elimination of
			excluded		Pro forma		Pro forma
	RadNet	Progressive	imaging centers		adjustments		combined

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$24,462	$1,172	$(114)	(a)	$(18,194)	(b)	7,326
Accounts receivable, net	94,604	7,525	(556)	(a)	(5,910)	(c)	95,664
Prepaid expenses and other current assets	16,472	170	(12)	(a)	(62)	(d)	16,568
Total current assets	135,538	8,868	(682)		(24,166)		119,558
PROPERTY AND EQUIPMENT, NET	190,031	3,214	(32)	(a)			193,213
OTHER ASSETS
Goodwill	125,011	208	-		14,352	(e)	139,571
Other intangible assets	52,569	-	-				52,569
Deferred financing costs, net	16,003	-	-		-		16,003
Investment in joint ventures	16,020	-	-		-		16,020
Deposits and other	2,478	452	(84)	(a)	(292)	(f)	2,555
Total assets	$537,650	$12,743	$(798)		$(10,106)		$539,489
LIABILITIES AND EQUITY DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued expenses	$84,640	$3,067	$(229)	(a)	$(2,635)	(g)	$84,842
Due to affiliates	2,382	-	794	(a)	(794)	(h)	2,382
Current portion of notes payable	8,043				-		8,043
Current portion of deferred rent	717	-	-		-		717
Obligations under capital leases, current portion	10,227	666	-		(258)	(i)	10,635
Total current liabilities	106,009	3,733	565		(3,687)		106,619
LONG-TERM LIABILITIES
Deferred rent, net of current portion	10,638	-	-		-		10,638
Deferred taxes	277	-	-		-		277
Notes payable, net of current portion	480,684	-	-		-		480,684
Obligations under capital leases, net of current portion	6,565	2,033	-		(1,211)	(i)	7,387
Other non-current liabilities	21,004	-	-		-		21,004
Total liabilities	625,177	5,765	565		(4,898)		626,609
COMMITMENTS AND CONTINGENCIES

EQUITY DEFICIT
Common stock	4	-	-		-		4
Paid-in-capital	161,018	-	-		-		161,018
Accumulated other comprehensive loss	(2,453)	-	-		-		(2,453)
Accumulated deficit	(246,141)	5,807	(806)	(a)	(5,001)	(j)	(246,141)
Total Radnet, Inc.'s equity deficit	(87,572)	5,807	(806)		(5,001)		(87,572)
Noncontrolling interests	45	1,170	(557)	(a)	(207)	(l)	452
Total equity deficit	(87,527)	6,978	(1,363)		(5,208)		(87,120)
Total liabilities and equity deficit	$537,650	$12,743	$(798)		$(10,106)		$539,489

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

RADNET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(IN THOUSANDS EXCEPT SHARE DATA)
For the nine months ended September 30, 2010

			Elimination of
			excluded		Pro forma	Pro forma
	RadNet	Progressive	imaging centers		adjustments	combined

NET REVENUE	$403,222	$14,398	$(1,093	)(a)	$-	$416,527

OPERATING EXPENSES
Cost of operations	311,478	10,897	(890	)(a)	-	321,484
Depreciation and amortization	40,153	1,051	(7	)(a)	-	41,196
Provision for bad debts	24,603	581	(54	)(a)	-	25,130
Loss on sale of equipment	606	-	-		-	606
Severance costs	731	-	-		-	731

Total operating expenses	377,571	12,529	(952)		-	389,147

INCOME FROM OPERATIONS	25,651	1,869	(140)		-	27,380

OTHER EXPENSES
Interest expense	35,477	144	-		663 (k)	36,284
Loss on extinguishment of debt	9,871	-	-		-	9,871
Other expenses (income)	1,971	(29)	(398	)(a)	-	1,544

Total other expenses	47,319	115	(398)		663	47,699

LOSS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF JOINT VENTURES	(21,668)	1,754	258		(663)	(20,319)

Provision for income taxes	(523)	-	-		-	(523)
Equity in earnings of joint ventures	6,114		-		-	6,114
NET LOSS	(16,077)	1,754	258		(663)	(14,728)
Net income attributable to noncontrolling interests	75	213	-		-	288
NET LOSS ATTRIBUTABLE TO RADNET, INC.
COMMON STOCKHOLDERS	$(16,152)	$1,541	$258		$(663)	$(15,016)

BASIC AND DILUTED NET LOSS PER SHARE ATTRIBUTABLE TO RADNET, INC.
COMMON STOCKHOLDERS	$(0.44)					$(0.41)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	36,755,781					36,755,781

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

RADNET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(IN THOUSANDS EXCEPT SHARE DATA)
For the year ended December 31, 2009

			Elimination of
			excluded		Pro forma	Pro forma
	RadNet	Progressive	imaging centers		adjustments	combined

NET REVENUE	$524,368	$18,448	$(1,693	)(a)	$-	$541,122

OPERATING EXPENSES
Cost of operations	397,753	13,680	(1,136	)(a)	-	410,298
Depreciation and amortization	53,800	1,320	(10	)(a)		55,110
Provision for bad debts	32,704	1,246	(63	)(a)	-	33,886
Loss on sale of equipment	523	-	-		-	523
Severance costs	731	-	-		-	731

Total operating expenses	485,511	16,246	(1,209)		-	500,548

INCOME FROM OPERATIONS	38,857	2,202	(485)		-	40,575

OTHER EXPENSES
Interest expense	49,193	225	-		857 (k)	50,275
Gain on bargain purchase	(1,387)	-	-		-	(1,387)
Other expenses (income)	1,239	(33)	114	(a)	-	1,319

Total other expenses	49,045	192	114		857	50,208

LOSS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF JOINT VENTURES	(10,188)	2,010	(598)		(857)	(9,633)

Provision for income taxes	(443)	-	-		-	(443)
Equity in earnings of joint ventures	8,456		-		-	8,456
NET INCOME (LOSS)	(2,175)	2,010	(598)		(857)	(1,620)
Net income attributable to noncontrolling interests	92	361	-		-	453
NET INCOME (LOSS) ATTRIBUTABLE TO
RADNET, INC.COMMON STOCKHOLDERS	$(2,267)	$1,649	$(598)		$(857)	$(2,073)

BASIC AND DILUTED NET LOSS PER SHARE ATTRIBUTABLE TO RADNET, INC.
COMMON STOCKHOLDERS	$(0.06)					$(0.06)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	36,047,033					36,047,033

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

RadNet, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1.                      Basis of Presentation

The unaudited pro forma condensed consolidated statement of operations of RadNet, Inc. (“RadNet”) for the nine months ended September 30, 2010 and the year ended December 31, 2009 give effect to the acquisition of five imaging centers in Northern New Jersey and a 50% equity interest in a sixth center from Progressive Health, LLC and certain affiliates and related entities (“Progressive”) as if the acquisition had been completed on January 1, 2009. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 gives effect to the acquisition as if it had occurred on September 30, 2010.

The unaudited pro forma condensed consolidated statement of operations and unaudited pro forma condensed consolidated balance sheet were derived by adjusting RadNet’s historical financial statements for the acquisition of Progressive.  Certain imaging centers were excluded from the Progressive acquisition, thus the net assets and activities of the excluded centers have been eliminated in the pro forma condensed consolidated financial statements.  The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statement of operations are provided for informational purposes only and should not be construed to be indicative of RadNet’s financial position or results of operations had the transaction been consummated on the dates indicated and do not project RadNet’s financial position or results of operations for any future period or date.

The unaudited pro forma condensed consolidated balance sheet and unaudited condensed consolidated statement of operations and accompanying notes should be read in conjunction with RadNet’s historical financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” contained in RadNet’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the period ended September 30, 2010, as well as Progressive’s financial statements presented herein.

Note 2.                      Preliminary Purchase Price Allocation

The unaudited pro forma condensed consolidated financial statements reflect a purchase price of $17,150,000 in cash.

The preliminary purchase price allocation as of September 30, 2010, subject to change pending completion of the final valuation and analysis, is as follows (in thousands):

Tangible assets	$4,429
Goodwill	14,560
Total assets acquired	18,989
Liabilities assumed	(1,839)
Net assets acquired	$17,150

Goodwill represents the excess of the purchase price over the fair value of the net assets acquired.

Note 3.                      Pro Forma Adjustments

The following pro forma adjustments are based upon RadNet management’s preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

(a)	Represents the financial statements of those imaging centers not acquired by RadNet from Progressive.

(b)	Represents $17,150,000 used to cover the total purchase price, and the elimination of $1,044,341 of cash from the acquired imaging centers retained by Progressive.

(c)	Represents accounts receivable from the acquired imaging centers retained by Progressive.

(d)	Represents certain other receivables from the acquired imaging centers retained by Progressive.

(e)	Represents goodwill resulting from the transaction.

(f)	Represents certain other assets from the acquired imaging centers retained by Progressive.

(g)	Represents certain vendor obligations settled at acquisition.

(h)	Represents certain obligations of the acquired imaging center group payable to other groups owned by Progressive that were settled at acquisition.

(i)	Represents certain capital lease obligations of the acquired imaging centers settled at acquisition.

(j)	Represents the elimination of the acquired imaging centers retained earnings upon acquisition.

(k)	Represents the interest expense incurred by RadNet to fund the acquisition.

(l)	Represents the elimination of certain non-controlling interests settled at acquisition.